UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 12, 2013

ECHELON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29748	77-0203595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Meridian Avenue

San Jose, California 95126

(Address of principal executive offices, including zip code)

(408) 938-5200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On April 12, 2013, Kathleen B. Bloch, Senior Vice President and General Counsel for Echelon Corporation (the “Company”) and one of the Company’s named executive officers in its proxy statement dated April 9, 2013, resigned from her position as an officer and General Counsel of the Company. Ms. Bloch’s resignation will be effective April 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHELON CORPORATION

By:	/s/ William R. Slakey
William R. Slakey Executive Vice President and Chief Financial Officer

Date: April 17, 2013